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                                Exhibit 2

                     Consent of Independent Auditors


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             Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the use in this Form 11-K of our report dated June 21, 1995 and the incorporation by reference of our report in Independent Bank Corp.'s Registration
Statement No. 33-60293 on Form S-8.



                                                  Arthur Andersen LLP


Boston, Massachusetts
June 26, 1995